UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  May 24, 2016

Jones Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36006	80-0907968
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

807 Las Cimas Parkway, Suite 350 Austin, Texas		78746
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (512) 328-2953

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Equity Distribution Agreement

On May 24, 2016, Jones Energy, Inc. (the “Company”) and Jones Energy Holdings, LLC entered into an Equity Distribution Agreement (“Equity Distribution Agreement”) with Citigroup Global Markets Inc. and Wells Fargo Securities, LLC (each, a “Manager” and collectively, the “Managers”). Pursuant to the terms of the Equity Distribution Agreement, the Company may sell from time to time through the Managers, as the Company’s sales agents, the Company’s Class A common stock having an aggregate offering price of up to $73,000,000 (the “Class A Shares”). Under the terms of the Equity Distribution Agreement, the Company may also sell Class A Shares from time to time to any Manager as principal for its own account at a price to be agreed upon at the time of sale. Any sale of Class A Shares to a Manager as principal would be pursuant to the terms of a separate terms agreement between the Company and such Manager. Sales of the Class A Shares, if any, will be made by means of ordinary brokers’ transactions, to or through a market maker or directly on or through an electronic communication network, a “dark pool” or any similar market venue, or as otherwise agreed by the Company and one or more of the Managers. The Class A Shares will be issued pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-197809).

All of the Managers and their respective affiliates have provided, and may in the future provide, various financial advisory, sales and trading, commercial and investment banking and other financial and non-financial activities and services to the Company and its affiliates, for which they received or will receive customary fees and expenses. In addition, affiliates of all of the Managers are lenders under the Company’s revolving credit facility.

The summary of the Equity Distribution Agreement in this report does not purport to be complete and is qualified by reference to the full text of the Equity Distribution Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Legal opinions relating to the Class A Shares are included as Exhibits 5.1 and 8.1 to this Current Report.

Item 9.01.                                        Financial Statements and Exhibits.

(d)           Exhibits.

EXHIBIT NUMBER	DESCRIPTION

1.1	Equity Distribution Agreement, dated as of May 24, 2016, by and among the Company, Jones Energy Holdings, LLC and the Managers named therein.
5.1	Opinion of Baker Botts L.L.P.
8.1	Opinion of Baker Botts L.L.P., relating to tax matters.
23.1	Consent of Baker Botts L.L.P. (included in Exhibit 5.1 hereto).
23.2	Consent of Baker Botts L.L.P. (included in Exhibit 8.1 hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JONES ENERGY, INC.

Date: May 24, 2016	By:	/s/ Robert J. Brooks
Robert J. Brooks
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION

1.1	Equity Distribution Agreement, dated as of May 24, 2016, by and among the Company, Jones Energy Holdings, LLC and the Managers named therein.
5.1	Opinion of Baker Botts L.L.P.
8.1	Opinion of Baker Botts L.L.P., relating to tax matters.
23.1	Consent of Baker Botts L.L.P. (included in Exhibit 5.1 hereto).
23.2	Consent of Baker Botts L.L.P. (included in Exhibit 8.1 hereto).